Building a Global Sports and Live Entertainment Platform Strictly confidential All rights reserved | Enhanced 2026

Disclaimer01 IMPORTANT NOTICE —  PLEASE READ CAREFULLY Confidential. This presentation and its contents are strictly confidential and are being furnished to a limited number of prospective investors solely for the purpose of evaluating a possible investment in Enhanced Group Inc. ("Enhanced," "ENHA," or the "Company"). By accepting this presentation, the recipient agrees to keep it confidential, not to reproduce or distribute it in whole or in part, and to return or destroy it upon request. It may not be forwarded or disclosed to any other person. No offer or solicitation. This presentation is for informational discussion only. It does not constitute an offer to sell, or the solicitation of an offer to buy, any security, and it is not a recommendation to enter into any transaction. Any offer or sale of securities will be made only to qualified investors pursuant to definitive offering and subscription documents and the risk factors contained therein, which will supersede the information contained in this presentation. Nothing herein should be construed as legal, tax, accounting, financial, or investment advice. Unregistered securities. Any securities referred to herein have not been and will not be registered under the U.S. Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and are being offered in reliance on exemptions from registration. The securities may not be offered, sold, or transferred absent registration or an available exemption, and will be "restricted securities" subject to transfer restrictions. These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC") or any state or foreign securities authority, nor has any such authority passed upon the accuracy or adequacy of this presentation; any representation to the contrary is a criminal offense. This presentation does not constitute an offer in any jurisdiction in which such an offer would be unlawful. Forward-looking statements. This presentation contains "forward-looking statements" within the meaning of the U.S. federal securities laws, including statements regarding the proposed acquisition of DEAG and its anticipated timing, structure, and phased path to full ownership; the Company's strategy, buy-and-build and M&A pipeline, and acquisition targets; projected revenue, EBITDA, margins, growth rates, and other financial estimates; market size and growth assumptions; and the plans and expected performance of the Enhanced Games, Breaker Series, ticketing, telehealth, and other initiatives. Words such as "expect," "project," "estimate," "believe," "intend," "plan," "will," "would," and similar expressions identify forward-looking statements. Forward-looking statements in this presentation include, without limitation, the projections for 2026E–2029E; the consensus estimates for 2027E; Phases 1 through 3 of the proposed acquisition and the timing and manner of any steps to full ownership; the launch of Enhanced OS in the fourth quarter of 2026 and of the Breaker Series; the 2027 Enhanced Games; and the Company's artificial-intelligence investment thesis; the buy-and-build and M&A pipeline and growth-acquisition strategy; the proposed capital raise and PIPE financing of approximately $15 million; the reset of the June 2026 PIPE warrants; the lock-up release schedule; and the pro forma capitalization and dilution. These statements are based on management's current expectations and assumptions and are subject to known and unknown risks and uncertainties, some of which are beyond the Company's control, that could cause actual results to differ materially from those expressed or implied. There can be no assurance that any forward-looking statement will prove to be accurate. Investors should read these statements together with the risk factors set forth in Part II, Item 1A of Enhanced's Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, filed with the SEC on August 14, 2026, and in Enhanced's subsequent SEC filings, including its Registration Statement on Form S-1 filed August 25, 2026. The proposed DEAG acquisition remains subject to negotiation of definitive documentation, closing conditions, and regulatory and other approvals, and may not be completed on the terms described or at all. Forward-looking statements speak only as of the date of this presentation, and the Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. This presentation does not rely on, and the Company makes no claim to, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995, which may be unavailable to the Company; the cautionary statements in this presentation are intended to identify important factors that could cause actual results to differ and to qualify all forward-looking statements, including under the judicial "bespeaks-caution" doctrine. Non-GAAP and IFRS-based financial measures. This presentation includes financial measures that are not calculated in accordance with generally accepted accounting principles ("GAAP"), including EBITDA, last-twelve-months ("LTM") EBITDA, EBITDA margin, enterprise value, enterprise-value-to-revenue and enterprise-value-to-EBITDA multiples, the "implied discount" figures, and net debt. For purposes of this presentation: "EBITDA" means earnings before interest, taxes, depreciation, and amortization; "LTM EBITDA" means EBITDA for the trailing twelve-month period; "EBITDA margin" means EBITDA divided by revenue; "enterprise value" means equity value plus net debt; the "EV/Revenue" and "EV/ EBITDA" multiples mean enterprise value divided by revenue and by EBITDA, respectively; the "implied discount" figures express the difference between DEAG's multiples and the corresponding peer or precedent-transaction multiples; and "net debt" means total debt less cash and cash equivalents. These non- GAAP measures are presented as supplemental performance measures and should not be considered in isolation or as a substitute for, and should be read together with, the most directly comparable measures prepared in accordance with GAAP (for EBITDA, net income (loss)). DEAG reports under International Financial Reporting Standards ("IFRS") and in euros; DEAG's measures are not prepared in accordance with U.S. GAAP and may not be comparable to the Company's measures or to similarly titled measures used by other companies. DEAG's reported EBITDA includes non-operating income, such as put-option and earn-out revaluations, and reflects the effect of IFRS 16 (for the lease-adjusted EBITDA calculation in this presentation, €8.5 million of operating lease cost is deducted from DEAG’s FY2027E IFRS EBITDA of €31.6 million, resulting in lease- adjusted EBITDA of €23.1 million); DEAG has prepared a separate adjusted EBITDA figure. The non-GAAP and non-IFRS measures of DEAG, and the combined pro forma figures to the extent they include DEAG, are forward-looking measures prepared by Enhanced for illustrative purposes based on publicly available information and Enhanced's own assumptions, and are presented on the basis of IFRS. Enhanced is unable to reconcile these measures to the most directly comparable IFRS or GAAP measure without unreasonable effort. As a result, Enhanced cannot reliably forecast certain DEAG items necessary for such a reconciliation. These items are uncertain, depend on future events and could be material, individually or in the aggregate, to the comparable IFRS or GAAP measure. Strictly confidential All rights reserved | Enhanced 2026

Disclaimer02 IMPORTANT NOTICE —  PLEASE READ CAREFULLY Pro forma and combined information. Certain information in this presentation is presented on a pro forma, combined, or illustrative basis to give effect to the proposed DEAG acquisition as if it had occurred at an earlier date. Such information is for illustrative purposes only, is based on preliminary estimates and assumptions that are subject to change, and has not been prepared in accordance with Article 11 of Regulation S-X or audited or reviewed by independent accountants. The determination of whether the proposed acquisition will be accounted for as a transaction under common control, which will materially affect the historical financial statements and the applicable audit procedures, remains pending. DEAG's financial information is prepared under IFRS and has not been converted to U.S. GAAP. The pro forma and combined information does not reflect any synergies, the financing of the transaction, or the final size of the initial stake acquired (which may be approximately 77%). Such information does not purport to represent what the Company's actual financial position or results would have been had the transaction occurred on the dates indicated, nor is it indicative of future results. Projections and estimates. Certain financial information in this presentation reflects estimates and projections rather than historical results. The financial figures attributed to DEAG were prepared by Enhanced for illustrative purposes, based on publicly available information and Enhanced’s own assumptions and estimates. They are not guidance, forecasts, or projections provided, approved, adopted, or endorsed by DEAG or its management. Enhanced has not independently verified all of the underlying publicly available information and makes no representation as to its accuracy or completeness. These estimates were not prepared with a view to public disclosure or in accordance with the published guidelines of the SEC or the American Institute of Certified Public Accountants regarding projections, and they have not been examined, reviewed, compiled, or otherwise reported on by independent accountants. They are inherently uncertain, subject to significant business, economic, and competitive risks and assumptions, and should not be relied upon as a representation that any projected result will be achieved. Nothing in this presentation should be construed as the Company’s endorsement of, or concurrence with, any analyst estimate or DEAG management projection. Third-party and market data. This presentation includes industry, market, valuation, and comparable-company and transaction data derived from third-party sources, including DEAG, DEAG bond investor materials, and independent research and data providers. The Company has not independently verified such data, does not guarantee its accuracy or completeness, and assumes no responsibility for it. Comparable-company and precedent-transaction analyses are presented for reference only and are not an indication of the actual or implied value of Enhanced, DEAG, or the combined company. The comparable-company and precedent- transaction data are derived from S&P Capital IQ, FactSet, and press reports as of October 13–14, 2026. Estimates and projections involve significant assumptions and are inherently uncertain. Operating and other metrics. This presentation includes operating and other non- financial metrics, including tickets sold, attendees, "engagements," hours viewed, the "$32m contracted sponsorship value," and the "$13M estimated organic media value." These metrics are estimates derived from the Company's or DEAG's internal data and methodologies, are unaudited, and have not been independently verified. They are presented to illustrate scale and engagement and may be calculated differently from, and may not be comparable to, similarly titled metrics used by other companies. The methodology for each metric will be described in, or made available with, the definitive offering materials. Trademarks. This presentation contains trademarks, service marks, trade names, and logos of the Company and of third parties, including the third-party marks and logos appearing on pages 10, 11 and 27. All such third-party marks, names, and logos are the property of their respective owners. Their use or display in this presentation is for identification and informational purposes only and does not imply any sponsorship, endorsement, affiliation with, or approval by the owners of those marks. Notice to investors in the European Economic Area and the United Kingdom. If you are resident in a member state of the European Economic Area (the "EEA") or the UK, you must not be a retail investor. For these purposes, a retail investor in the EEA means a person who is one (or more) of: (i) a retail client as defined in point (11) of Article 4(1) of Directive 2014/65/EU (as amended, "MiFID II"); or (ii) a customer within the meaning of Directive (EU) 2016/97 (as amended, the "Insurance Distribution Directive"), where that customer would not qualify as a "professional client" as defined in point (10) of Article 4(1) of MiFID II. For these purposes, a retail investor in the UK means a person who is one (or more) of: (i) a retail client as defined in point (8) of Article 2 of assimilated Regulation (EU) No 2017/565 as it forms part of UK domestic law by virtue of the EUWA; or (ii) a customer within the meaning of the provisions of the Financial Services and Markets Act 2000 (as amended, the "FSMA") and any rules or regulations made under the FSMA to implement the Insurance Distribution Directive, where that customer would not qualify as a professional client as defined in point (8) of Article 2(1) of Regulation (EU) No 600/2014 as it forms part of UK domestic law by virtue of the EUWA. Manufacturer Target Market (MiFID II and UK MiFIR Product Governance) is eligible counterparties and professional clients only (all distribution channels). No PRIIPS or UK PRIIPS key information document (KID) has been prepared as any securities issued will not be available to retail in the EEA and in the UK. No reliance. No representation or warranty, express or implied, is made as to the accuracy, completeness, or fairness of the information in this presentation, and nothing herein is or shall be relied upon as a promise or representation. Recipients should conduct their own independent review and consult their own advisers. The Company undertakes no obligation to provide recipients with access to additional information or to update this presentation. Oppenheimer & Co. (“Oppenheimer”) is acting as lead placement agent and Canaccord Genuity is acting as co-placement agent in connection with the proposed transaction (together, the “Placement Agents”). Each Placement Agent, its affiliates and any of its employees, directors, officers, contractors, advisors, members, successors, representatives or agents make no representation or warranty as to the accuracy or completeness of this presentation, and shall have no liability for any representations (express or implied) contained in, or for any omissions from, this presentation or any other written or oral communications transmitted to the recipient in the course of its evaluation of the Company and the proposed transaction. The only information that will have any legal effect and upon which an interested party may rely upon will be that in such representations and warranties as may be contained in a definitive agreement between such party and the Company relating to the proposed transaction, if any. Strictly confidential All rights reserved | Enhanced 2026

03 TRANSACTION SUMMARY

TRANSACTION SUMMARY

Proposed acquisition of DEAG establishes the foundation for ENHA's global sports and live entertainment platform

TRANSACTION	Enhanced Group Inc. (NYSE: ENHA) proposes to acquire **approximately 77%** of DEAG from Apeiron and additional shareholders, establishing majority control with a phased path toward full ownership.
STRUCTURE	All-share transaction at ~1 ENHA share per ~1.7 DEAG shares (~0.57-to-1 exchange ratio); ~11.0m new ENHA Class A shares issued for the initial 77% stake
PRICE & VALUATION	**€4.00 per DEAG share**; ~€100m implied equity value for 100% (~25m shares); $139.4m lease-adjusted EV, or **5.3× 2027E lease-adjusted EBITDA**[(1)] (4.6x IFRS)
PHASED OWNERSHIP	Phase 1: approximately 77%, with majority control and full consolidation. Phase 2: additional DEAG shareholders may roll into ENHA shares. Phase 3: pursue full ownership through a voluntary offer. Subsequent phases remain subject to transaction terms.
CONCURRENT FINANCING	**~$15m PIPE of unregistered common stock, expected pricing November 4; Oppenheimer & Co. (lead) and Canaccord Genuity (co-placement agent)**
GOVERNANCE	Apeiron is both ENHA's controlling stockholder and a seller of the DEAG shares; a special committee reviewed the transaction and received a financial fairness opinion from Roth Capital.
CONSIDERATION LOCK-UP	DEAG consideration shares released in three tranches through January 2028, with accelerated release at +100% / +150% / +200% of VWAP

Source: ENHA management, ENHA Registration Statement S-1, ENHA Definitive Information Statement (DEF 14C). Note: Illustrative; transaction terms subject to definitive documentation. Exchange ratio based on €4.00 per DEAG share converted to USD and $8.00 per ENHA share. All ENHA share and per-share figures reflect the 1-for-10 reverse stock split effective October 29, 2026. (1) Lease-adjusted EBITDA and EV are non-GAAP measures; refer to Appendix: LEASE-ADJUSTED EBITDA AND ENTERPRISE VALUE BRIDGE.

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04 WHY ENHA

WHY ENHA: A TRANSFORMATIONAL INVESTMENT OPPORTUNITY

Five reasons the DEAG acquisition is a compelling opportunity

1 MARKET

Positioned to capitalize on the experience economy

Expands ENHA's live entertainment presence in a growing market backed by demand for experiences and AI-driven leisure tailwinds

2 SCALE

Immediate, transformational scale

A global live entertainment platform with ~$670m projected combined 2027 revenue(2) and established event infrastructure

3 VALUATION

Compelling acquisition economics

Control of an established, profitable European business at ~5.3× 2027E lease-adjusted EBITDA(1), a substantial discount to peers

4 EARNINGS

Meaningful earnings transformation

~$26m projected combined 2027 adjusted EBITDA(1)(2), fundamentally changing ENHA's financial profile

5 GROWTH

Significant growth and value creation potential

DEAG's infrastructure, ticketing and M&A experience support further consolidation, proprietary sports IP and a potential rerating

KEY TAKEAWAY **Growing market. Immediate scale. Attractive entry.**

Source: Goldman Sachs Global Investment Research, FactSet as of 10/19/2026 and ENHA management estimates for DEAG based on publicly available materials. DEAG Annual Financial Report FY2025. (1) Adjusted EBITDA is a non-GAAP measure provided on a lease-adjusted basis; EV / Adj. EBITDA multiples are calculated on the same basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND ENTERPRISE VALUE BRIDGE. (2) ENHA management estimates based on publicly available materials.

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01. DEAG: THE ANCHOR ACQUISITION OF ENHA’S LIVE ACTIVITIES Strictly confidential All rights reserved | Enhanced 2026

06 INVESTMENT THESIS

THE FLIP SIDE OF AI

Live Entertainment, Sports & Self-improvement

As AI advances, people will be handed back valuable time. The question is: What to do with it?

01

Less work: AI and robotics progressively reduce the need for human labor

02

Income redistribution: the AI efficiency dividend flows back to people via UBI or other wealth redistribution

03

More free time: people gain significantly more leisure while keeping or increasing purchasing power

OUR ANSWER

Our answer is to enhance and maximize joy through experiences and health.

Where the extra time and spending goes:

A

More fulfilling leisure: events and services that enrich free time

B

Self-improvement: health, performance and longevity

"In a world of endless screens and AI-generated everything, the one thing that can't be copied is being there...27 looks like a strong year. We already have a big percentage of our bookings in for next year..."
Michael Rapino, CEO of Live Nation - 07/30/2026

"Premium live content and experiences are heating up in an increasingly AI-driven world ...Live events built on scarcity, marketable IP and durable repricing power win out."
Ari Emanuel, CEO of TKO Group - 10/08/2026

"Research shows that people want to meet in person, at events..."
Spencer Rascoff, CEO of Tinder owner Match Group – 10/20/2026

KEY TAKEAWAY

Sports and Live Entertainment: Poised to Be Among the Largest Beneficiaries of AI

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07 LIVE ENTERTAINMENT MARKET

WITHIN THE EXPERIENCE ECONOMY, LIVE IS THE MOST RESILIENT GROWTH CATEGORY, AND FANS ARE PAYING UP FOR IT

A ~$110B global market growing ~7%(1) a year, with pricing power and Gen Z demand still accelerating

~$110B Global live events spend, 2025E

~7% CAGR 2025–30E(1)


~110
37
73
2025
~158
50
108
2030E

Live sports tickets
$73B · ~8% CAGR

Live music
$37B · ~6% CAGR

Live music: 4% CAGR 2007–19, 6% 2025–30E

7.3% (1) Avg. growth in recession years, 1990–2025 ex-COVID

PCE	3.2%
Gambling	3.5%
Museums & Libraries	3.7%
Amusement Parks	4.0%
Spectator Sports	4.4%
Package Tours	4.8%
Theaters	5.4%
Live Entertainment	**7.3%**

+1,093%
Growth in U.S. live-entertainment spend since 1990 – #1 of all spending categories

91%
Those surveyed rank live events as a top-3 spending priority

~60% Growth in Top 100 tour grosses, 2019–2025

+20% tickets | +40% average ticket price
Volume x Pricing Growth

#1 Concerts top Gen Z's 2025 spending priorities

79% of 18–35s plan to attend more events in 2026

+23% more Gen Z concert spend vs. avg. listener

75% of Gen Z would pay resale premiums to attend

KEY TAKEAWAY Fans pay for connection: **winners own differentiated live IP**

Sources: Goldman Sachs Global Investment, Live Nation survey, CashApp (2025), Eventbrite Social Study 2026, TKO investor presentation / Technavio. 2030E sports figures extrapolated at source CAGR. (1) Estimates derived from the third-party sources listed above. Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'.

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08 00:24 DEAG · Film AIRBEAT ONE - 2026 WATCH THE VIDEO 01:27 Strictly confidential All rights reserved | Enhanced 2026

09 DEAG

DEAG'S CORE BUSINESS AT A GLANCE

Vertically integrated business offering across **key verticals in Live Entertainment**



AIRBEAT ONE FESTIVAL

Festivals & Owned IP

DEAG owns and operates some of Europe's largest festivals, creating destination experiences with highly engaged audiences.

- Revenue streams include ticket sales, camping, VIP packages, sponsorship and onsite spending
- 30+ festivals within the DEAG portfolio



PROMOTER FOR VARIOUS HIGH PROFILE ARTISTS

Touring & Concert Promotion

DEAG promotes and manages large-scale tours across arenas and stadiums, leveraging artist relationships, venue expertise and marketing capabilities.

- Revenue generated through ticketing, promotion fees, sponsorship and ancillary event income



PRESIDENT OBAMA AT LONDON'S O2 ARENA

Spoken Word & Special Events

Beyond music, DEAG successfully produces and promotes premium live experiences across high-profile non-music categories like Spoken Word and Family Entertainment.

- Demonstrates ability to monetize demand for cultural, educational and personality-led content beyond traditional concerts


MARIGOLD STATIC
THE LONG ORBITS

TWO INTEGRATED TICKETING PLATFORMS

Ticketing & Audience Ownership

DEAG operates proprietary ticketing platforms that provide direct access to consumers.

- Enhanced profitability, with repeat engagement, cross-selling and owned customer data

KEY TAKEAWAY

Diversified live platform with **multiple recurring consumer touchpoints**

Source: SEC Filings; DEAG Annual Reports; ENHA management estimates for DEAG based on publicly available materials.

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10 DEAG

WITH DEAG, ENHA EXPECTS TO EXPAND ACROSS LIVE EVENTS AND GEOGRAPHIES

Adding immediate scale and infrastructure, pathway to cash flow(1) and further growth

2026E REVENUE(2)	2027E REVENUE(2)	2026E ADJUSTED EBITDA(2)	2027E ADJUSTED EBITDA(2)	LIVE EVENTS A YEAR	CORE EUROPEAN MARKETS
$520m	$604m	$14m	$27m	~6,000	7

CORE BUSINESS OVERVIEW

- Scale: one of Europe's leading live-entertainment groups across music and non-music events
- Contributes experienced promoters, production teams, venue relationships and ticketing infrastructure across 25 locations
- Established execution platform for ENHA's sports properties: repeatable formats, stronger event economics, new markets
- Successful history of buy-and-build M&A, especially in festivals and owned live-entertainment brands. Over 30 acquisitions since 2019(5)

GEOGRAPHIC EXPANSION

- Established market access, local execution teams and distribution in seven core markets
- Hubs in Berlin (HQ), London, Dublin, Zurich, Milan and Barcelona; M&A-led entries into Ireland (2020), Scandinavia (2021), Spain (2023) and Italy (2024)

DEAG TICKET SALES(2)


>5M
Pre-COVID
>9M
2022A
>10M
2023A
>11M
2024A
>12M
2025A
>12M
2026E(3)

FY 2026 REVENUE MIX(2)

Touring	54%
Festivals	15%
Local promotion	11%
Spoken Word & Literary	10%
Ticketing, services & venues	7%
Other	3%

FY 2026 GEOGRAPHY MIX(2)

Germany	47%
UK	37%
Switzerland	7%
Other	9%

KEY TAKEAWAY

Potential to **nearly double DEAG EBITDA over NTM**

Source: ENHA management guidance for DEAG based on publicly available materials (IFRS, preliminary). Converted to USD via average EUR/USD rate of 1.147. (1) Access to cash flow only upon 100% ownership of DEAG and subject to debt terms. (2) ENHA management guidance for DEAG (IFRS, preliminary). Converted to USD via average EUR/USD rate of 1.147. (3) Adjusted EBITDA provided on lease-adjusted basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND ENTERPRISE VALUE BRIDGE. (4) Estimate; ENHA management estimates for DEAG based on publicly available materials (5) Acquisition count reflects DEAG-completed transactions from 2019 through October 2026, per DEAG public filings.

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11 VALUATION

ACQUISITION ECONOMICS

ENHA is able to potentially acquire DEAG at highly accretive terms

	ENTERPRISE VALUE	MARKET CAP	2027E REV.	EV / REV.	2027E ADJ. EBITDA	EV / ADJ. EBITDA
enhanced+	$95.5m	$97.3m	$66.1m(3)	1.4x	($0.4m)(3)	n.m.
DEAG Entertainment	$139.4m(1)	$114.7m(2)	$603.9m	0.2x	$26.5m(3)(4)	5.3x
SELECT PUBLIC COMPANIES						
Live Nation	$42.2bn	$39.9bn	$30.7bn	1.4x	$3.0bn	14.1x
EVENTIM	~$5.6bn(4)	$6.7bn	$4.0bn	1.4x	$730.2m(4)	7.7x
TKO Group	$36.4bn	$33.2bn	$5.9bn	6.2x	$2.4bn	15.0x
SELECT PUBLIC COMPANY MEDIAN				**1.4x**		**14.1x**

EV / 2027E REVENUE

DEAG	0.2x
Select Public Companies	1.4x

86% IMPLIED DISCOUNT(5)

EV / 2027E ADJUSTED EBITDA

DEAG	5.3x
Select Public Companies	14.1x

63% IMPLIED DISCOUNT(5)

DEAG EV used: $139.4m / €121.6m transaction value (~€100m implied equity value at €4.00 per share plus net debt and adjusting for leases). DEAG's 0.2x and 5.3x multiples use this EV. On an IFRS basis (EV incl. leases €145.4m; IFRS EBITDA €31.6m), DEAG EV / 2027E EBITDA is 4.6x.

KEY TAKEAWAY

Live Entertainment scale at **a 63–86% discount to public peers**

Source: FactSet as of 10/19/2026; ENHA management estimates for DEAG based on publicly available materials. Note: ENHA market capitalization based on approximately 13,681,637 Class A shares outstanding at ENHA's closing share price of $7.11 as of 11/4/2026 (all ENHA share and per-share figures reflect the 1-for-10 reverse stock split effective October 29, 2026); ENHA enterprise value reflects market capitalization less net cash. All EUR converted at the 90-day average EUR/USD of 1.147; multiples calculated in local currency. n.m. = not meaningful (negative EBITDA). (1) €121.6m transaction value (~€100m equity value + €39.8m net debt, adjusted for €23.8m in operating lease liabilities) converted at 90-day average EUR/USD of 1.147. (2) 24.98m shares * €4.00, converted at 90-day average EUR/USD of 1.147 (2027E). (3) ENHA management estimates for DEAG. (4) Provided on lease-adjusted basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND EV BRIDGE. (5) Multiples = EV / 2027E revenue or 2027E Adj. EBITDA (lease-adjusted; non-GAAP). Implied discount = 1 – (DEAG multiple / peer median). IFRS-basis EV / 2027E EBITDA: DEAG 4.6x; CTS Eventim 7.5x.

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12 VALUATION

DISCOUNT TO PRIVATE LIVE ENTERTAINMENT TRANSACTIONS

A very-well known full-stack platform spanning the entire live-entertainment value chain — at the lowest multiple of the group

	DEAG	Superstruct KKR - CVC	See Tickets CTS EVENTIM	ATG Entertainment MARI
Announced	Nov-2026 (pending)	Jun-2024	Jun-2024	Aug-2026 (pending)
Enterprise value	$139.4m[1]	~$1.5bn	~$344m	~$6.0bn (£4.5bn)
Adjusted EBITDA (LTM)	~$27m[2] (FY27)	~$138m	$30m	~$279m (impl.)
EV / EBITDA	5.3x (FY27)	~10.8x	~11.5x	~21.6x
Revenue	$604m (FY27)	n/d	$157m	~$1.24bn (FY Mar-25)
Platform description	Pan-European promoter: touring, festivals, spoken word, ticketing	Pan-European festival group and promoter	International ticketing (UK, US) plus Vivendi festival portfolio	Global live-theatre group: venues, production and ticketing
Scale / reach	12M+ tickets, 30+ festivals	80+ festivals, 10 cities	44M tickets, multi-city	70 venues, 18M+ visitors
Event promotion & touring	■ Yes	■ Yes	■ Partial	■ Partial
Owned festivals	■ Yes	■ Yes	■ Partial	—
Arts, exhibitions & family	■ Yes	—	—	■ Yes
Venues (owned & leased)	■ Yes	■ Yes, Leased	—	■ Yes
Proprietary ticketing	■ Yes	—	■ Yes	■ Yes
Buy-and-build engine	■ Yes (30+)	■ Yes	—	■ Yes

KEY MESSAGES

01

~60% average discount

5.3x EV / 2027E Adj. EBITDA for DEAG vs. ~10.8x–21.6x LTM paid in precedent transactions

02

A very-well known full-stack platform

Covers all six capabilities; each precedent covers only part of the value chain

03

Transaction Relevance

All transactions shown on the page feature control premiums

Source: MARI, KKR, CVC and CTS Eventim press releases; Bloomberg, and FT as reported; Deal Press (2024–26); FactSet as of 10/19/2026. Note: EUR converted to USD at the 90-day average EUR/USD of 1.147; ATG at GBP/EUR 1.17; EBITDA implied from ~21.6x. n/d = not disclosed. (1) €121.6m transaction value (~€100m equity value + €39.8m net debt, adjusted for €23.8m in operating lease liabilities) converted at 90-day average EUR/USD of 1.147 (2027E) (2) Adjusted EBITDA provided on lease-adjusted basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND EV BRIDGE.

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13 FINANCIALS

PRO-FORMA COMBINED FINANCIALS

A combined platform at scale: 2026E and 2027E revenue and adj. EBITDA

PRO-FORMA REVENUE AND ADJ. EBITDA ($M)

	ENHA	DEAG[1]	PRO FORMA[2]	GROWTH
REVENUE				
2026E	$32.0m	$519.6m	$551.6m	+21.5% Revenue growth
2027E	$66.1m	$603.9m	$670.0m	
ADJ. EBITDA				
2026E	($53.0m)	$13.6m[1]	($39.4m) Margin: (7.1%)	+$65.5m EBITDA improvement
2027E	($0.4m)	$26.5m[1]	$26.1m Margin: 3.9%	

COMMENTARY

Scale Matters
A ~$670M topline company strengthens revenues, market cap, broader analyst coverage, deeper liquidity, and institutional and retail investor visibility

Diversified Revenue Streams
Ticketing, live events and consumer health broaden the revenue base

Enhanced Games and Consumer Drive ENHA Growth
Standalone ENHA revenue more than doubles in 2027

DEAG Profitability Funds Investment
Combined EBITDA turns positive in 2027 (~$26M), giving stability and a self-funding base to invest

Immediate Margin Inflection
Combined EBITDA margin moves from (7.1%) to +3.9%, an ~11% point swing in one year

More Levers to Hit the Plan
Two businesses give more revenue and cost levers

Synergies Are Upside
None are in the numbers

Source: ENHA management estimates for both ENHA and DEAG based on publicly available information. Note: EUR converted at 90-day average EUR/USD of 1.147. (1) Adjusted EBITDA provided on lease-adjusted basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND EV BRIDGE. (2) Pro forma combined figures are illustrative and unaudited and exclude the effects of transaction financing. Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'.

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02. THE ENHANCED ENGINE Strictly confidential All rights reserved | Enhanced 2026

15 COMPANY EVOLUTION

ENHANCED: CONCEPT TO GLOBAL STAGE IN 3.5 YEARS

A track record of turning ambition into milestones, with DEAG as the next chapter.

FOUNDATION

COMMERCIAL LAUNCH

JUN 2023

Enhanced founded

New model for elite sports and human performance.

JAN 2024

Seed funding secured

Backing from Apeiron, Peter Thiel and Balaji Srinivasan.

FEB 2025

First world record swim

Gkolomeev swims 20.89s. Documentary follows in May.

JAN-FEB 2026

Athlete preparation begins

UAE training and medical preparation, followed by the clinical study.

FEB 2026

Live Enhanced introduced

Initial DTC orders begin. Full operations follow in May.

MAY 8, 2026

NYSE listing

ENHA begins trading on the New York Stock Exchange.

MAY 24, 2026

Inaugural Enhanced Games

Las Vegas debut. Gkolomeev swims 20.81s.

PLATFORM EXPANSION

JUL 2, 2026

ESPN E60, CNN, and beyond

Featured in an ESPN documentary, a CNN interview and numerous other media appearances.

JUL 11, 2026

Breakers debuts

Los Angeles event features Pirón's 100kg snatch.

AUG 18, 2026

Enhanced OS announced

AI-powered health and performance platform unveiled.

OCT 2026

Breakers 2 announced

Eight swimmers. Las Vegas. Scheduled for December 19.

PROPOSED TRANSACTION

DEAG acquisition

Anchor acquisition adds live entertainment scale, ticketing infrastructure and a platform for further M&A.

Sources: Company announcements and Enhanced Group Q2 2026 Form 10-Q. Proposed DEAG transaction subject to completion.

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16 00:00 Enhanced Games · Film ENHANCED GAMES 2026 WATCH THE VIDEO Strictly confidential All rights reserved | Enhanced 2026

17 SPORTS

ENHA'S PROVEN CAPABILITY TO CREATE PROPRIETARY SPORTS IP WITH GLOBAL REACH

Developing from spectator sports to participatory, with growth acquisition opportunities presenting themselves


MEN'S

2026 ENHANCED GAMES LAS VEGAS

Enhanced Games – Annual Flagship Event

The 2026 Enhanced Games achieved 1B engagements, 4,000 press articles, and more than 4M live viewers across platforms.[1]

- Revenue streams include sponsorship, media rights, ticket sales, economic development financing
- 42 athletes achieved 21 personal bests and 1 world record
- 2027 Games: planning underway; scheduled for Q4 2027[2]



BREAKERS 1: LOS ANGELES

Enhanced Breakers – Frequent Athletic Events[2]

Smaller event series produced at lower cost, with fewer athletes. 'Breakers 1' (July 2026) achieved more than 50M engagements, and more than 2,000 organic clips.[1]

- Produced primarily for content development and distribution, at a fraction of the Games cost
- 2 competing athletes; 1 world record
- 'Breakers 2' planned for December 2026[2]

TO COME IN Q1 2027

ENHANCED X XYZ

Partner-led, Participatory Events[2]

By 2027 Enhanced is planning to co-brand participatory events across triathlon, run and endurance to allow fans to become part of the Enhanced sporting community.

- Expected to be developed and led by proven partners, with a focus on community building and advertising of Enhancement Products[2]

KEY TAKEAWAY

Proven, monetizable IP: **$32m contracted sponsorship, $13m organic media value (2026)**

Source: ENHA management estimates; ENHA Press releases. ENHA engagement statistics are sourced from Ripple. (1) ENHA tracked figures through various platforms. (2) Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'.

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18 LIVE ENHANCED

LIVE ENHANCED CONSUMER OFFERING HAS LAUNCHED AND IS BUILDING MOMENTUM

Sharing medical IP for becoming the best version of yourself, from elite athletes to aspiring consumers


Semaglutide


Stronger
Longer


412

Rx Telehealth[1]

US

Today's offering includes 12 prescription drugs across hormone therapies, metabolic regulation, peptides and cognitive enhancements. Regulatory tailwinds for peptides accelerating.

Supplements[1]

US & EU[2]

Two supplement formulations designed by Enhanced's medical commission, competing through one of the best and most affordable formulations on the market.

Enhanced OS[1]

GLOBAL POTENTIAL[3]

A holistic approach to healthcare, combining diagnostics with personalized enhancement protocol design for consumers and health monitoring. Expected to launch in Q4 2026.

- **Launched:** Rx telehealth live in the US (12 prescription drugs); supplements in the US and EU; Enhanced OS expected to launch Q4 2026 in the US
- **Trust and clinical credibility:** Consumer confidence and defensible market position built by showcasing the efficacy and safety of Enhancements by elite athletes
- **Owning the consumer health journey:** The long-term opportunity is to deliver personalized recommendations that guide individuals on what to take and when, with protocols that dynamically evolve based on their changing needs and health outcomes.

KEY TAKEAWAY

Athlete-validated health platform **built for durable, scalable growth**

Source: ENHA Management. (1) See 'Risk Factors – Legal and regulatory' and 'Risk Factors – Health, safety and ethics'. (2) Supplements serves the US and 33 international countries. (3) Enhanced OS currently in beta testing phase in US. Note: Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'.

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03. THE PLATFORM  OPPORTUNITY Strictly confidential All rights reserved | Enhanced 2026

20 GROUP STRUCTURE

ANTICIPATED EVOLUTION FROM A SINGLE SPORTS IP TO A GLOBAL ACQUISITION PLATFORM

Enhanced Group Inc
$ENHA

77% INITIALLY ACQUIRED	100%	100%
Live Events & Ticketing DEAG	**Sports** Enhanced Games	**D2C Consumer** Live Enhanced
Festivals; Touring; Spoken Word; Family Events; Ticketing; Event Services	Enhanced Games; Enhanced Breakers; Enhanced Participatory	Telehealth; Supplements; Enhanced OS

KEY TAKEAWAY

DEAG is expected to transform ENHA into **an acquisition platform for sports & live experiences**

Sources: ENHA management guidance, ENHA SEC filings

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21 INVESTMENT THESIS

GROWTH STRATEGY ALIGNED WITH INDUSTRY TAILWINDS

Building a global platform to capitalize on the experience opportunity

ENHA is aiming to evolve from a single-IP company into a **global platform at the crossover of sports and live experiences, combined with tech-enabled D2C businesses, like ticketing and telehealth** – with DEAG as the first expected anchor acquisition in an M&A-led, global buy-and-build strategy.[3]

LIVE EXPERIENCES

Original Sports IP, scaled through DEAG

- Enhanced Games and Breaker Series: proprietary sports IP built for the social media age
- DEAG: touring, festivals, local promotion and spoken word
- ~6,000 events a year across the US and seven core European markets

DIGITAL D2C BUSINESSES

Health and Consumer Services

- Consumer Health: Rx (US), Supplements (Intl.)
- Potential tailwinds from US peptide regulations[2]
- Ticketing: DEAG's MyTicket and Gigantic
- Consumer Data: first-party **data and access to 16m+ ticket buyers and live event viewers**[1]

CONSOLIDATION PLATFORM

DEAG is just the beginning

- Global consolidation opportunity in fragmented U.S. and European markets for sports and live entertainment[3]
- Aggressive buy-and-build: **sports, music, family entertainment, culture, venues**
- DEAG: first expected anchor, with proven bolt-on M&A

KEY TAKEAWAY AI-resistant demand for real experiences, one global platform enhanced through digital experiences

Sources: DEAG and ENHA public filings. | (1) Live viewership is associated with Enhanced Games | (2) See 'Risk Factors – Legal and regulatory' and 'Risk Factors – Health, safety and ethics'. | (3) Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'.

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22 PLATFORM UPSIDE

CONSUMER FLYWHEEL BUILT AROUND 12M+ ATTENDEES AND 1B+ DIGITAL AUDIENCE[1]

Scale amplifies value over time as data and touchpoints[1] compound

Enhanced Group Inc
$ENHA
Scale amplifies value

01 **MORE EXPERIENCES**
Festivals, tours, sports and cultural events draw 12M+ attendees a year

02 **TICKETING OWNS THE CUSTOMER**
Proprietary platforms capture the transaction and first-party data

03 **DATA IMPROVES MONETIZATION**
Better targeting, pricing, brand activations and sponsorship across all global events

04 **MORE TOUCHPOINTS, HIGHER LTV**
Cross-selling events, content, sponsorship and consumer products

05 **REINVEST IN EXPERIENCES, ARTISTS & ATHLETES**
Higher lifetime value funds new formats and buy-and-build, increasing consumer retention

KEY TAKEAWAY
Data, ticketing and touchpoints **compound customer lifetime value[1]**

Source: ENHA management estimates, ENHA SEC filings (1) 1B people engaged by Enhanced Games across a 7-day period from May 24-30. 12M+ attendees reflects DEAG annual ticket sales (>12M, 2025A); 1B+ digital audience reflects cumulative 2026 Enhanced Games engagements across platforms. ENHA engagement statistics sourced from Ripple. Touchpoints and customer lifetime value are illustrative concepts and are not currently measured or reported metrics.

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23 PLATFORM UPSIDE

A CLEAR PATH TO ADDITIONAL M&A GROWTH

DEAG as ENHA's first anchor acquisition, followed by disciplined, accretive platform acquisitions at ENHA and continued bolt-on M&A at DEAG levels

ENHA PLATFORM ACQUISITIONS:

Established businesses with $50–300m+ revenue each that ENHA could acquire directly across sports, live, and consumer, potentially through share consideration and boosting financials significantly / starting entirely new activities

TARGET SEGMENTS

- **Sports, Motorsports & eSports** – Sports-event organisers, leagues, franchises, racing series and competitive gaming experiences.
- **Telehealth & Consumer Health** – Longevity, hormone and metabolic health platforms with recurring membership revenues.
- **Ticketing & Consumer Platforms** – Ticketing, event discovery, distribution and audience engagement platforms.
- **National & International Promoters** – Scaled concert, touring and live entertainment promoters.
- **Family & Immersive Entertainment** – Touring family shows, exhibitions, attractions and experiential entertainment.

DEAG BOLT-ON ACQUISITIONS:

Smaller regional promoters, festivals, event IP owners and ticketing businesses with $10–30m+ revenue that DEAG or other acquired platforms could consolidate and which grow its financials tangibly, but still fit into existing activities. ENHA management has currently identified more than 20 potential bolt-on acquisition targets.

TARGET SEGMENTS

- **Local & Regional Promoters**
- **Local & Regional Festivals**
- **Artist & Talent Management**
- **Theatre, Comedy & Spoken Word**
- **Family Entertainment**
- **Ticketing Platforms**
- **Event Production & Services**

Source: ENHA management. Forward-looking; see 'Cautionary Note Regarding Forward-Looking Statements'

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24 WHY ENHA

GROWING MARKET, ATTRACTIVE ENTRY, PROVEN M&A ENGINE

Three reasons to invest: macro, valuation and M&A consolidation

1

MACRO TAILWINDS FOR EXPERIENCE ECONOMY

AI adoption fuels the growth of a resilient market with few listed ways to invest

~$110B global live market growing at ~7% a year; 7.3% annual average growth in recession years

2

ATTRACTIVE VALUATION

Entry at a deep discount to public and private peers

DEAG at 5.3x 2027E Adj. EBITDA(1) vs. 14.1x public and 11.5x precedents peer median

3

TRANSFORMATIONAL SCALE & M&A

An established, sizeable platform from day one, built to consolidate

Combined $670m revenue and $26m adj. EBITDA(1) in FY2027E(2)

KEY TAKEAWAY

Growing market. Attractive entry. **Built for hypergrowth.**

Source: Goldman Sachs Global Investment Research, FactSet as of 10/19/2026 and ENHA management estimates for DEAG based on publicly available materials. DEAG Annual Financial Report FY2025. (1) Adjusted EBITDA is a non-GAAP measure provided on a lease-adjusted basis; EV / Adj. EBITDA multiples are calculated on the same basis. Refer to Appendix: LEASE-ADJUSTED EBITDA AND ENTERPRISE VALUE BRIDGE. (2) ENHA management estimates based on publicly available materials.

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APPENDIX Strictly confidential All rights reserved | Enhanced 2026

Appendix26 PRO FORMA CAP TABLE LOCKUP TIMELINE Tradable ENHA Class A⁽¹⁾ shares at each release date DEAG Tranche 1 (accelerated with +100% on VWAP) DEAG Tranche 2 (accelerated with +150% on VWAP) DEAG Tranche 3 (accelerated with +200% on VWAP) Pre DeSPAC T+6M Unlock DEAG Acquisition / Nov PIPE Close Pre DeSPAC T+12M UnlockToday Total # Shares 10/21/2026 11/08/2026 01/15/2027 05/08/2027 07/15/2027 10/15/2027 01/15/2028 4,027,613 4,027,613 4,027,613 4,027,613 4,027,613 4,027,613 4,027,613 4,027,613 2,091,170 - 2,091,170 2,091,170 2,091,170 2,091,170 2,091,170 2,091,170 7,562,854 - - - 7,562,854 7,562,854 7,562,854 7,562,854 10,960,779 - - - - 3,653,593 7,307,186 10,960,779 2,109,705 - 2,109,705 2,109,705 2,109,705 2,109,705 26,752,121 4,027,613 6,118,783 6,118,783 15,791,342 19,444,935 23,098,528 26,752,121 200,084 - - - - - - - - - - - - - - 1,306,435 - - - - - - - 2,791,866 - - - - - - - - 13,681,637 13,681,637 26,752,121 26,752,121 26,752,121 26,752,121 26,752,121 - 2,091,170 - 7,562,854 3,653,593 3,653,593 3,653,593 - 4,027,613 6,118,783 6,118,783 15,791,342 19,444,935 23,098,528 26,752,121 - 29% 45% 23% 59% 73% 86% 100% - 71% 55% 77% 41% 27% 14% 0% Critical mass of insiders extends their initial 6 months lockup for 3.1M shares by an additional 6 months as they believe in the transaction and are in this for the long-term Key takeaway Source: ENHA Registration Statement S-1, ENHA Definitive Information Statement (DEF 14C), ENHA management; Notes: (1) Class B shares are voting shares; (2) Initial lockup release figure of 5.2M shares lowered to 2.1M shares by voluntary lockup extension of Apeiron, Martin and other key shareholders for 3.1M shares to 12 months, as announced on 11/2/2026; (3) Initial lockup release figure of 4.4M shares increased to 7.6M shares by the same voluntary lockup extension, as announced on 11/2/2026; (4) Pro forma: 77% of DEAG for ~11.0M ENHA shares at ~1 ENHA share per ~1.7 DEAG shares (~0.57-for-1 exchange ratio); exchange ratio based on €4.00 per DEAG share converted to USD and $8.00 per ENHA share. (5) November 2026 PIPE: ~$15m at the $7.11 issue price (2,109,705 shares); (6) Not tradeable until exercised; (7) Includes November 2026 PIPE shares from the Pre DeSPAC T+12M column, reflecting expected resale registration effectiveness ahead of that date Other Notes: All ENHA share and per-share figures reflect the Company's 1-for-10 reverse stock split effective October 29, 2026; post-split share counts are approximate and reflect rounding. Tradable = registered and outside lock-up. Release dates and tradable-float path: Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'. See 'Risk Factors – Securities resale / overhang'. Given 3.1M insider shares lockup extension to T+12M: See 'Risk Factors – Apeiron conflict of interest'. Strictly confidential All rights reserved | Enhanced 2026 Issued Class A ENHA Shares Freely Tradeable Shares Today + Pre DeSPAC T+6M Unlock⁽²⁾ + Pre DeSPAC T+12M Unlock⁽³⁾ + New Shares for 77% DEAG Consideration⁽⁴⁾ + Nov 26 PIPE⁽⁵⁾ Total Other Financial Instruments⁽⁶⁾ Warrants (Nov 25 SAFE - $100.00) RSU / ESOP Total Effectively Freely Tradeable Total Issued Shares Newly Unlocked / Additionally Freely Tradeable Effectively Freely Tradeable Shares⁽⁷⁾ Freely Tradeable as % of Total Issued Shares Locked as % of Total Issued Shares Warrants (Jun 26 PIPE - $7.11, as reset for the November 2026 PIPE (subject to stockholder approval)) 1,285,347

27 APPENDIX

PHASED ACQUISITION OF DEAG

A staged and defined path to full ownership, with a ~77% first stake

PHASE 1: ~77% STAKE

~77% ownership at closing[1]

- ENHA acquires ~77% from Apeiron and co-investors[2]
- Implied equity value of ~€100m for 100% (~25m shares at €4.00); ~1 ENHA share per ~1.7 DEAG shares (~0.57-to-1 Exchange Ratio)
- Majority control; DEAG fully consolidated

~77%

PHASE 2: ADDITIONAL ROLLOVERS

Toward full ownership

- Additional DEAG shareholders roll over into ENHA shares
- Mechanics, exchange ratio and timing to be confirmed

80-90%+

PHASE 3: PURSUIT OF FULL OWNERSHIP

Voluntary offer to achieve full ownership

- Further voluntary offer to buy out remaining DEAG shareholders to achieve full ownership[1]
- Mechanics, exchange ratio and timing to be confirmed
- Full ownership of 100% might unlock access to cash flow[1]

90-100%

ENHA OWNERSHIP OF DEAG (ILLUSTRATIVE) ■ ENHA ■ Incremental ■ Other shareholders

KEY TAKEAWAY — Control and Consolidation of Group Financials achieved at Phase 1

Source: ENHA management. Note: Illustrative; transaction terms subject to definitive documentation. Exchange ratio based on €4.00 per DEAG share converted to USD and $8.00 per ENHA share. Note: Subject to debt terms. (1) Subject to debt terms. (A) Contains forward-looking statements; see 'Cautionary Note Regarding Forward-Looking Statements'. (2) Apeiron is both ENHA's controlling stockholder and a seller of the DEAG shares. See 'Risk Factors – Apeiron conflict of interest'.

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28 APPENDIX

LEASE-ADJUSTED EBITDA AND ENTERPRISE VALUE BRIDGE

IFRS 16 → Adjusted EBITDA on a like-for-like basis, translated to USD at the 90-day average EUR/USD[3]

LEASE-ADJUSTED EBITDA (FY2027E) | ENTERPRISE VALUE BRIDGE

DEAG ENTERTAINMENT (ENHA ACQUISITION, AT €4.00 PER SHARE) — Lease-adjusted EV / EBITDA: 5.3x | IFRS EV / EBITDA: 4.6x

Lease-adjusted EBITDA (FY2027E)		Enterprise value bridge	
IFRS EBITDA	€31.6m	IFRS enterprise value (transaction, incl. leases)	€145.4m
Less: operating lease cost (IFRS 16 → ASC 842)	(€8.5m)	Less: operating lease liabilities	(€23.8m)
Lease-adjusted EBITDA	**€23.1m**	**Lease-adjusted EV**	**€121.6m**
× EUR/USD (90-day average)	1.1[1]	× EUR/USD (90-day average)	1.1[1]
Lease-adjusted EBITDA (USD)	**$26.5m**	**Lease-adjusted EV (USD)**	**$139.4m**

EVENTIM (FRANKFURT, XETRA) — Lease-adjusted EV / EBITDA: 7.7x | IFRS EV / EBITDA: 7.5x

Lease-adjusted EBITDA (FY2027E)		Enterprise value bridge	
IFRS EBITDA	€667.0m[2]	IFRS enterprise value (market, incl. leases)	€5,045.3m
Less: operating lease cost (IFRS 16 → ASC 842)	(€30.1m)	Less: operating lease liabilities	(€122.7m)
Lease-adjusted EBITDA	**€636.9m**	**Lease-adjusted EV**	**€4,922.7m**
× EUR/USD (90-day average)	1.1[1]	× EUR/USD (90-day average)	1.1[1]
Lease-adjusted EBITDA (USD)	**$730.2m**	**Lease-adjusted EV (USD)**	**$5,643.8m**

Source: CTS Eventim Annual Reports 2023 and 2025; Note: FY2027E EBITDA; lease adjustment = ROU depreciation + lease interest (DEAG: €8.5m, LTM Jun-26) (all leases assumed operating). EV incl. NCI; Eventim at €62.10/share on 31 Dec 2025 balance sheet; DEAG at €4.00/share (24.98M shares) on 30 Jun 2026 balance sheet. 90-day average EUR/USD 1.147 (21 Jul – 19 Oct 2026). (1) Applied 90-day average EUR / USD rate of 1.147. (2) 2027E EBITDA derived from FactSet consensus as of 10/19/2026. (3) Lease-adjusted EBITDA and lease-adjusted EV are non-GAAP measures that adjust IFRS 16 figures toward a US GAAP (ASC 842) operating-lease presentation: operating lease cost (ROU depreciation + lease interest) is deducted from EBITDA and operating lease liabilities are excluded from EV. The most directly comparable reported measures, IFRS EBITDA and IFRS EV, are shown above with the resulting IFRS EV / EBITDA multiples; DEAG and CTS Eventim report under IFRS, not US GAAP.

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Risk Factors29 RISK FACTORS An investment in Enhanced involves a high degree of risk. The following summarizes certain material risks; it is not exhaustive. Prospective investors should review the complete risk factors in the definitive offering materials before investing. These summary risk factors should be read together with the more complete "Risk Factors" in Part II, Item 1A of Enhanced's Form 10-Q for the quarter ended June 30, 2026, in Enhanced’s S-1 filed on August 25, 2026, and in its subsequent SEC filings, which this summary does not replace. Summary of Existing Enhanced Risks Financial and capital needs. Enhanced will need additional capital to fund its growth, and that capital may not be available on acceptable terms, or at all. Operating as a public company. Enhanced has limited experience operating as a public company and has previously identified material weaknesses in its internal control over financial reporting. Business model and operating market. Enhanced's business model is unproven, it has limited revenue, and the controversial nature of its business may limit demand and investor interest. Early-stage and evolving businesses. The Enhanced Games, Breaker Series, participatory events, and Live Enhanced consumer-health offerings have limited operating history and limited revenue, and may not achieve or sustain profitability. Legal and regulatory. Enhanced's business is subject to uncertain and evolving laws governing performance-enhancing substances, telehealth and prescription products, and its international expansion adds further regulatory exposure. Health, safety and ethics. Enhanced's permitting of athletes to use performance-enhancing substances creates health, safety and ethical risks that could result in injury, litigation and reputational harm. Competition and industry opposition. Enhanced faces intense competition from established sports and entertainment organizations, as well as opposition from sporting federations, anti-doping bodies and other groups. Share class structure. Enhanced's dual-class structure gives Apeiron a supermajority of voting power and makes Enhanced a "controlled company" exempt from certain NYSE governance requirements. Strictly confidential All rights reserved | Enhanced 2026

Risk Factors30 RISK FACTORS (Cont.) Risks Relating to the DEAG Transaction The DEAG transaction may not close, may close on terms different from those described, or may be delayed, because the timing and the mechanics remain subject to definitive documentation. Enhanced may not reach 100% ownership of DEAG, or may take longer or pay more to do so, because the further stake purchases and the steps to full ownership, including a further voluntary offer to acquire the remaining DEAG shares, are not assured and the route to full ownership has not been confirmed. Apeiron, our controlling stockholder, is also the seller of the DEAG shares and has interests that may differ from those of our other stockholders. The Transaction was reviewed and recommended by a special committee of independent and disinterested directors and was approved by Apeiron's written consent without a vote of our other stockholders. The special committee's financial advisor opinion addressed only limited matters and is not a view on value to investors. In connection with the Transaction, the special committee received an opinion from its financial advisor, Roth Capital, as to the fairness, from a financial point of view, of the consideration to be paid. The opinion was based on economic, market, and other conditions, and the information made available to the advisor, as of its date, and the advisor has no obligation to update, revise, or reaffirm it to reflect subsequent developments. The opinion addresses only the financial fairness of the consideration as of its date; it does not address the underlying business decision to proceed with the Transaction, the relative merits of the Transaction compared to any alternative, or the terms of any related arrangements, and it does not constitute a recommendation as to how any stockholder should act. The opinion is not, and should not be relied upon as, an indication of the actual value of DEAG or of Enhanced's securities, which may differ materially. Enhanced's issuance of Class A shares to Apeiron and to rollover DEAG shareholders, together with the shares to be issued in the proposed PIPE financing of approximately $15 million and the shares issuable on the reset of the June 2026 PIPE warrants, will dilute existing Class A shareholders' ownership and could adversely affect the market price of the Class A shares. DEAG prepares its financial statements under IFRS. Converting or reconciling them to U.S. GAAP could delay our SEC filings, increase costs, change how historical periods are presented, or produce financial information that differs materially from the figures in this presentation. Projections, management guidance, consensus estimates and illustrative pro forma information about DEAG and the combined business may not be realized, and investors should not rely on them as indicative of future results. DEAG's indebtedness, including its EUR 150 million (75 million EUR drawn) 7.75% senior unsecured bond due 2029, carries maintenance covenants and possible change-of-control rights that may restrict operations or require early repayment or refinancing. DEAG's German tax loss carryforwards may be limited or forfeited as a result of the ownership change, which could increase DEAG's tax liabilities and reduce expected cash flows. Enhanced may not successfully integrate DEAG or execute an M&A-led buy-and-build strategy, and expected synergies and cross-selling opportunities may not materialize. Non-controlling interests in DEAG and its subsidiaries will reduce Enhanced's economic interest in, and may limit its control over, DEAG's operations and cash flows. Cross-border operations expose Enhanced to EUR/USD currency fluctuations, EU regulation and German corporate-law constraints on a majority shareholder. Strictly confidential All rights reserved | Enhanced 2026

Risk Factors31 RISK FACTORS (Cont.) Risks Relating to DEAG's Business Risks Relating to the Securities DEAG's events may be cancelled or postponed, and its reliance on artists, venues and insurance may expose it to losses that insurance does not cover. The PIPE shares will be restricted securities and can be resold only under the resale registration statement or an exemption, and therefore investors may be unable to resell them. DEAG's seasonal business, working capital needs and ticketing float require bank pre-financing, and a loss of that financing could constrain its operations. A substantial number of Class A shares will become eligible for resale as lock-up restrictions expire and resale registration conditions are satisfied under the lock-up release schedule, increasing the tradable float from approximately 29% currently to approximately 45% following the initial release and to 100% by January 2028. A significant portion of the released shares is held by the Apeiron / Enhanced Holdings group. These releases, and sales or the perception that sales may occur, could cause the market price of the Class A shares to decline and could impair investors' ability to sell their shares at a favorable price. DEAG's handling of ticketing and consumer data exposes it to cybersecurity incidents and GDPR liability, which could result in fines, litigation and loss of customer trust. DEAG competes with larger and better-capitalized live entertainment and ticketing companies, and that competition may reduce its market share, pricing and margins. Association with Enhanced's controversial brand may harm DEAG's relationships with artists, venues, sponsors and ticketing partners, which could reduce DEAG's revenue and event pipeline. Risks Relating to Direct to Consumer Offerings Enhanced's recently launched direct to consumer health offerings, Rx Telehealth and Supplements, have a limited operating history and may not achieve or sustain profitability. Enhanced OS has not yet been launched and thus has no operating history on which to evaluate its prospects. There is no guarantee such product will be successful once it does launch, if at all. Therefore, the anticipated benefits of such products may never be realized. Following completion of the DEAG acquisition, the combined company will hold and rely on first-party data from 16M+ ticket buyers and live-event participants, substantially all of which is generated through DEAG’s ticketing and live-event operations. This data is subject to the GDPR and other privacy and data-security regimes, and the combined company’s collection, use, and cross-border transfer of it may be constrained by evolving legal requirements. A breach, cyber incident, or failure to comply could result in regulatory penalties, litigation, loss of customer trust, and reputational harm, and could impair the combined company’s ability to realize the anticipated benefits of its data assets. Risks Relating to New Business Strategy Enhanced is pursuing an acquisition-led growth strategy, beginning with its acquisition of a majority stake in DEAG. The success of this strategy will depend on Enhanced's ability to identify suitable acquisition targets, complete acquisitions on acceptable terms, obtain any required financing and integrate acquired businesses. There can be no assurance that Enhanced will successfully execute this strategy or realize its anticipated benefits, and any failure to do so could adversely affect Enhanced's results of operations and financial condition. Strictly confidential All rights reserved | Enhanced 2026